UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2004

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12333 (Commission File Number)	86-0385884 (IRS Employer Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA (Address of Principal Executive Offices)	92130 (Zip Code)

(858) 314-7000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
      (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
      (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02.     Results of Operations and Financial Condition

On October 21, 2004, Iomega Corporation announced its financial results for the quarter ended September 26, 2004 in a press release entitled, “Iomega Reports Third Quarter 2004 Financial Results”. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.5 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits. The exhibit listed on the Exhibit Index is filed as a part of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2004	IOMEGA CORPORATION (Registrant) By: /s/ Thomas D. Kampfer Thomas D. Kampfer Vice President, General Counsel and Secretary and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.5	Description Press Release issued on October 21, 2004 announcing Iomega Corporation’s third quarter 2004 financial results and entitled, “Iomega Reports Third Quarter 2004 Financial Results”.